THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (1) IN A TRANSACTION REGISTERED UNDER SAID ACT OR (2) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.


                         DOLLAR TREE DISTRIBUTION, INC.
                          7.29% Senior Guaranteed Note
                               Due April 30, 2004
No. R-1
                                                               April 30, 1997
$12,500,000 PPN 25674# AA 6 DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation (the "Issuer"), for value received, hereby promises to pay to

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                              or registered assigns
                       on the thirtieth day of April, 2004
                             the principal amount of

           TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.29% per annum from the date hereof until maturity, payable semiannually on the thirtieth of April and October in each year (commencing on October 30, 1997) and at maturity. The Issuer agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of
(a) the maximum interest rate permitted by law and (b) 9.29% per annum.
         Both the principal hereof and interest hereon are payable at the principal office of Citibank, N.A. in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Norfolk, Virginia or New York, New York are required by law to close or are customarily closed.

         This Note is one of the 7.29% Senior Guaranteed Notes, Due April 30, 2004 (the "Notes") of the Issuer in the aggregate principal amount of $30,000,000 which are issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of April 15, 1997 (collectively, the "Note Agreements"), entered into by Dollar Tree Stores, Inc., a Virginia corporation (the "Parent Guarantor"), the Issuer and the original Purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.
         Each holder of this Note will deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions and restriction on transfer provisions set forth in Sections 5.18 and 3.2(c), respectively, of the Note Agreements and (ii) to have made the representations set forth in Section 3.2(b) of the Note Agreements.
         This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.
The Notes are not subject to prepayment or redemption at the option of the Issuer prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements. The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Agreements has been unconditionally guaranteed by the Parent Guarantor pursuant to SS.6 of the Note Agreements and by the Subsidiary Guarantor (as defined in the Note Agreements) pursuant to a guaranty agreement. Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.
         This Note is registered on the books of the Issuer and is transferable as provided in Sections 10.1 and 10.2 of the Note Agreements only by surrender thereof at the principal office of the Issuer duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

         THIS NOTE AND SAID NOTE AGREEMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

DOLLAR TREE DISTRIBUTION, INC.


By: /s/ Macon F. Brock, Jr.
     Title: Chief Executive Officer President

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (1) IN A TRANSACTION REGISTERED UNDER SAID ACT OR (2) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.


                         DOLLAR TREE DISTRIBUTION, INC.
                          7.29% Senior Guaranteed Note
                               Due April 30, 2004
No. R-2
                                                                 April 30, 1997
$7,500,000  PPN  25674#  AA  6  DOLLAR  TREE  DISTRIBUTION,   INC.,  a  Virginia
         corporation (the "Issuer"), for value received, hereby promises to pay to

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                              or registered assigns
                       on the thirtieth day of April, 2004
                             the principal amount of

            SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.29% per annum from the date hereof until maturity, payable semiannually on the thirtieth of April and October in each year (commencing on October 30, 1997) and at maturity. The Issuer agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of
(a) the maximum interest rate permitted by law and (b) 9.29% per annum.
         Both the principal hereof and interest hereon are payable at the principal office of Citibank, N.A. in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Norfolk, Virginia or New York, New York are required by law to close or are customarily closed.

         This Note is one of the 7.29% Senior Guaranteed Notes, Due April 30, 2004 (the "Notes") of the Issuer in the aggregate principal amount of $30,000,000 which are issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of April 15, 1997 (collectively, the "Note Agreements"), entered into by Dollar Tree Stores, Inc., a Virginia corporation (the "Parent Guarantor"), the Issuer and the original Purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.
         Each holder of this Note will deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions and restriction on transfer provisions set forth in Sections 5.18 and 3.2(c), respectively, of the Note Agreements and (ii) to have made the representations set forth in Section 3.2(b) of the Note Agreements.
         This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.
The Notes are not subject to prepayment or redemption at the option of the Issuer prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements. The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Agreements has been unconditionally guaranteed by the Parent Guarantor pursuant to SS.6 of the Note Agreements and by the Subsidiary Guarantor (as defined in the Note
Agreements) pursuant to a guaranty agreement. Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.
         This Note is registered on the books of the Issuer and is transferable as provided in Sections 10.1 and 10.2 of the Note Agreements only by surrender thereof at the principal office of the Issuer duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

         THIS NOTE AND SAID NOTE AGREEMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

DOLLAR TREE DISTRIBUTION, INC.


By: /s/ Macon F. Brock, Jr.
     Title: Chief Executive Officer President

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (1) IN A TRANSACTION REGISTERED UNDER SAID ACT OR (2) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

                         DOLLAR TREE DISTRIBUTION, INC.
                          7.29% Senior Guaranteed Note
                               Due April 30, 2004
No. R-3
                                                                April 30, 1997
$5,500,000  PPN  25674#  AA  6  DOLLAR  TREE  DISTRIBUTION,   INC.,  a  Virginia
         corporation (the "Issuer"), for value received, hereby promises to pay to

                         NORTHERN LIFE INSURANCE COMPANY

                              or registered assigns
                       on the thirtieth day of April, 2004
                             the principal amount of

             FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.29% per annum from the date hereof until maturity, payable semiannually on the thirtieth of April and October in each year (commencing on October 30, 1997) and at maturity. The Issuer agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of
(a) the maximum interest rate permitted by law and (b) 9.29% per annum.
         Both the principal hereof and interest hereon are payable at the principal office of Citibank, N.A. in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Norfolk, Virginia or New York, New York are required by law to close or are customarily closed.

         This Note is one of the 7.29% Senior Guaranteed Notes, Due April 30, 2004 (the "Notes") of the Issuer in the aggregate principal amount of $30,000,000 which are issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of April 15, 1997 (collectively, the "Note Agreements"), entered into by Dollar Tree Stores, Inc., a Virginia corporation (the "Parent Guarantor"), the Issuer and the original Purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.
         Each holder of this Note will deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions and restriction on transfer provisions set forth in Sections 5.18 and 3.2(c), respectively, of the Note Agreements and (ii) to have made the representations set forth in Section 3.2(b) of the Note Agreements.
         This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.
The Notes are not subject to prepayment or redemption at the option of the Issuer prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements. The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Agreements has been unconditionally guaranteed by the Parent Guarantor pursuant to SS.6 of the Note Agreements and by the Subsidiary Guarantor (as defined in the Note
Agreements) pursuant to a guaranty agreement. Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.
         This Note is registered on the books of the Issuer and is transferable as provided in Sections 10.1 and 10.2 of the Note Agreements only by surrender thereof at the principal office of the Issuer duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

         THIS NOTE AND SAID NOTE AGREEMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

DOLLAR TREE DISTRIBUTION, INC.


By: /s/ Macon F. Brock, Jr.
     Title: Chief Executive Officer President

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (1) IN A TRANSACTION REGISTERED UNDER SAID ACT OR (2) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

                         DOLLAR TREE DISTRIBUTION, INC.
                          7.29% Senior Guaranteed Note
                               Due April 30, 2004
No. R-4
                                                               April 30, 1997
$1,500,000  PPN  25674#  AA  6  DOLLAR  TREE  DISTRIBUTION,   INC.,  a  Virginia
         corporation (the "Issuer"), for value received, hereby promises to pay to

             WASHINGTON SQUARE ADVISERS PRIVATE PLACEMENT TRUST FUND

                              or registered assigns
                       on the thirtieth day of April, 2004
                             the principal amount of

             ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.29% per annum from the date hereof until maturity, payable semiannually on the thirtieth of April and October in each year (commencing on October 30, 1997) and at maturity. The Issuer agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of
(a) the maximum interest rate permitted by law and (b) 9.29% per annum.
         Both the principal hereof and interest hereon are payable at the principal office of Citibank, N.A. in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Norfolk, Virginia or New York, New York are required by law to close or are customarily closed.

         This Note is one of the 7.29% Senior Guaranteed Notes, Due April 30, 2004 (the "Notes") of the Issuer in the aggregate principal amount of $30,000,000 which are issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of April 15, 1997 (collectively, the "Note Agreements"), entered into by Dollar Tree Stores, Inc., a Virginia corporation (the "Parent Guarantor"), the Issuer and the original Purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.
         Each holder of this Note will deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions and restriction on transfer provisions set forth in Sections 5.18 and 3.2(c), respectively, of the Note Agreements and (ii) to have made the representations set forth in Section 3.2(b) of the Note Agreements.
         This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.
The Notes are not subject to prepayment or redemption at the option of the Issuer prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements. The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Agreements has been unconditionally guaranteed by the Parent Guarantor pursuant to SS.6 of the Note Agreements and by the Subsidiary Guarantor (as defined in the Note
Agreements) pursuant to a guaranty agreement. Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.
         This Note is registered on the books of the Issuer and is transferable as provided in Sections 10.1 and 10.2 of the Note Agreements only by surrender thereof at the principal office of the Issuer duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

         THIS NOTE AND SAID NOTE AGREEMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

DOLLAR TREE DISTRIBUTION, INC.


By: /s/ Macon F. Brock, Jr.
     Title: Chief Executive Officer President

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (1) IN A TRANSACTION REGISTERED UNDER SAID ACT OR (2) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

                         DOLLAR TREE DISTRIBUTION, INC.
                          7.29% Senior Guaranteed Note
                               Due April 30, 2004
No. R-5
                                                                April 30, 1997
$3,000,000  PPN  25674#  AA  6  DOLLAR  TREE  DISTRIBUTION,   INC.,  a  Virginia
         corporation (the "Issuer"), for value received, hereby promises to pay to

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                              or registered assigns
                       on the thirtieth day of April, 2004
                             the principal amount of

                       THREE MILLION DOLLARS ($3,000,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.29% per annum from the date hereof until maturity, payable semiannually on the thirtieth of April and October in each year (commencing on October 30, 1997) and at maturity. The Issuer agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of
(a) the maximum interest rate permitted by law and (b) 9.29% per annum.
         Both the principal hereof and interest hereon are payable at the principal office of Citibank, N.A. in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Norfolk, Virginia or New York, New York are required by law to close or are customarily closed.

         This Note is one of the 7.29% Senior Guaranteed Notes, Due April 30, 2004 (the "Notes") of the Issuer in the aggregate principal amount of $30,000,000 which are issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of April 15, 1997 (collectively, the "Note Agreements"), entered into by Dollar Tree Stores, Inc., a Virginia corporation (the "Parent Guarantor"), the Issuer and the original Purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.
         Each holder of this Note will deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions and restriction on transfer provisions set forth in Sections 5.18 and 3.2(c), respectively, of the Note Agreements and (ii) to have made the representations set forth in Section 3.2(b) of the Note Agreements.
         This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.
The Notes are not subject to prepayment or redemption at the option of the Issuer prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements. The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Agreements has been unconditionally guaranteed by the Parent Guarantor pursuant to SS.6 of the Note Agreements and by the Subsidiary Guarantor (as defined in the Note
Agreements) pursuant to a guaranty agreement. Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.
         This Note is registered on the books of the Issuer and is transferable as provided in Sections 10.1 and 10.2 of the Note Agreements only by surrender thereof at the principal office of the Issuer duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

         THIS NOTE AND SAID NOTE AGREEMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

DOLLAR TREE DISTRIBUTION, INC.


By: /s/ Macon F. Brock, Jr.
     Title: Chief Executive Officer President